U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of report: June 8, 2001


                                 WHISTLER, INC.
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                   --------------------------------------------
                  (STATE OR OTHER JURISDICTION OF INCORPORATION)


         000-30579                                             52-2209378
        -----------                                        ------------------
        (COMMISSION                                        (I.R.S. EMPLOYER
        FILE NUMBER)                                       IDENTIFICATION NO.)

   12740 VIGILANTE ROAD, LAKESIDE, CA                            92040
   --------------------------------------                       --------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


                                  (619)692-2176
               --------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEMS 1 THROUGH 3, 5, 6 AND 8 NOT APPLICABLE.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On June 6, 2001, the board of directors of Whistler, Inc., a Delaware corporation (the "Company") made a decision to terminate the services of its principal independent accountant, S.W. Hatfield, CPA ("SWH"). The termination of SWH resulted from a business decision made by management of the Company that it would be in the best interests of the Company to engage the services of an independent accountant which has a current relationship with other companies associated with the Company's management. On June 7, 2001, the Company received an acknowledgement from SWH regarding SWH's termination.

     On February 19, 2001, the Company had been notified of the death of its principal independent accountant, Barry Friedman ("Friedman"). Therefore, on February 20, 2001, the board of directors of the Company had approved the engagement of SWH as the Company's principal independent accountant.

     During the period of its engagement, SWH did not perform any services related to the Company's audited financial statements. SWH had, however, substantially completed its field work for the audit of the financial statements of the Company for the fiscal year ended March 31, 2001. Accordingly, SWH cannot comment and has no opinion as to whether the Company had any disagreements with SWH which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SWH, would have caused SWH to make reference to the subject matter of the disagreements in connection with its reports.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the death of Friedman, there were no disagreements with Friedman which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference to the subject matter of the disagreements in connection with his reports. Friedman, as the Company's principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company's financial statements, nor modify his opinion as to uncertainty, audit scope or accounting principles.

     On June 8, 2001, the board of directors of the Company approved and authorized the engagement of LaBonte & Co., Chartered Accountants, #1205 - 1095 West Pender Street, Vancouver, British Columbia V6E 2M6 as the principal independent accountant for the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

     16(a). Letter to the Securities and Exchange Commission on Change in Certifying Accountant.

     16(b). Letter to Whistler, Inc. on Change in Certifying Accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



Date: June 8, 2001                          Whistler, Inc.


                                            By:  /s/  James Bunyan
                                               --------------------------------
                                                      James Bunyan, President &
                                                      Director